UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007
RedEnvelope, Inc.
(Exact name of registrant as specified in its charter)
0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)
149 New Montgomery Street
San Francisco, California 94105
(Address of principal executive offices, with zip code)
(415) 371-9100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     On January 30, 2007, RedEnvelope, Inc. (the “Issuer”) issued a press release of the financial results for the fiscal quarter ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Press Release of RedEnvelope, Inc. dated January 30, 2007 (earnings results for third fiscal quarter)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.
Date: January 30, 2007	By:	/s/ Ken Constable
Ken Constable, President and
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description
99.1	Press Release of RedEnvelope, Inc. dated January 30, 2007 (earnings results for third fiscal quarter)

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